EXHIBIT 99.1

GEE Group to Present at Baird Global Consumer, Technology and Services Conference

Management Will Outline Growth Strategy and Conduct One-on-One Meetings

NAPERVILLE, IL / ACCESSWIRE / May 22, 2017 / GEE Group Inc. (NYSE MKT: JOB) ("the Company" or "GEE"), a provider of professional staffing services and human resource solutions, today announced that members of the GEE management team will present at the upcoming Baird Global Consumer, Technology and Services Conference. The Company will present on June 6th at 1:25 pm Eastern Standard Time, with a breakout session following, in New York City at the InterContinental Barclay. GEE's Chairman and Chief Executive Officer, Derek Dewan, will participate at the conference and in the Company's presentation, which will contain recent business highlights, including the recent acquisition and merger of SNI with and into GEE. Dewan will also discuss the Company's organic and acquisition growth strategy.

The Baird Global Consumer, Technology and Services Conference will be held Tuesday, June 6 – Thursday, June 8, at the InterContinental Barclay in New York City. Represented sectors will include Business Process Outsourcing, Business Services, Communications, Consumer/Retail, Facility Services, Healthcare Information Technology, Hotel Brands, Human Capital Technology & Solutions, Industrial Services, Information & Education Solutions, Internet, SaaS, Semiconductor, Software and Technology. This Baird equity capital markets conference unites institutional and private equity investors, portfolio managers and buy-side analysts with senior leaders from top companies in targeted sectors. The conference provides an in-depth look at the strategies leading companies are pursuing to grow their businesses and shareholder value. Presenting companies and Baird analysts share market insight through large-group presentations, Q&A sessions, small breakout sessions and 1-1 meetings arranged for qualified conference guests.

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections, pro forma financial information, and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Andrew J. Norstrud

813.803.8275

invest@genp.com

SOURCE: GEE Group Inc.

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